Exhibit 99.1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Distribution Management Services, Inc. (the "Company") on Form 10-KSB for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leo Greenfield, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



August 26, 2002                             /s/ Leo Greenfield
                                            ---------------------
                                            Leo Greenfield
                                            Chief Executive Officer